Fees Summary	Nov. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 739,450,420.8
Previously Paid Amount	0
Total Fee Amount	113,209.86
Total Offset Amount	0
Net Fee	$ 113,209.86